EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Commission file Nos. 333-27199 and 333-58847) of our report dated June 12, 1998, with respect to the financial statements of Mercury Refining Company, Inc., -- Acquired Division, appearing in this Form 8-K/A.




                                                         McGLADREY & PULLEN, LLP


Minneapolis, Minnesota
July 23,1998


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